Exhibit 99.2

BRE Properties, Inc.

Third Quarter 2008

Earnings Release and

Supplemental Financial Data

Taylor 28 Apartments: community under

development. Initial unit deliveries expected Q1’09

197 Units

Seattle, WA

BRE Properties, Inc. 525 Market Street, 4th Floor	Phone: Fax:	415.445.6530 415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Henry Hirvela

EVP and Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Third Quarter 2008

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2008

(Unaudited; in thousands, except per share, ratio and community data)

OPERATING INFORMATION	Quarter Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Total revenues (1)	$89,414	$83,175	$262,588	$242,887

Net income available to common shareholders	$41,559	$51,425	$71,713	$78,485
Per diluted share	$0.80	$0.99	$1.38	$1.51

Funds from Operations (2)	$37,848	$32,433	$110,317	$100,211
FFO per diluted share	$0.72	$0.62	$2.09	$1.90

Nonroutine income items (3)	$0	$0	$0	$1,900
Nonroutine income items per diluted share	$0.00	$0.00	$0.00	$0.04

Redemption related preferred stock issuance cost (4)	$0	$2,768	$0	$2,768
Per diluted share	$0.00	$0.05	$0.00	$0.05

Dividends per share	$0.5625	$0.5375	$1.6875	$1.6125

Adjusted EBITDA (2)	$61,769	$59,669	$182,721	$174,757

Common dividends	$29,033	$27,429	$86,935	$82,258
Preferred dividends	$2,953	$4,232	$8,859	$13,169

Interest expense, including interest from discontinued operations	$21,278	$20,480	$64,460	$61,069

Interest coverage ratio (5)	2.9	2.9	2.8	2.9

Fixed charge coverage ratio (5)	2.5	2.4	2.5	2.4

Same-store revenue increase/decrease	3.5%	4.5%	4.0%	5.2%
Same-store expense increase/decrease	5.0%	1.4%	4.8%	-0.5%
Same-store NOI increase/decrease	2.9%	5.9%	3.7%	7.7%
Same-Store Operating margins	70%	71%	71%	71%

CAPITALIZATION DATA			9/30/08	9/30/07
Net real estate investments			$2,923,118	$2,878,542
Total assets, gross			$3,497,774	$3,388,411

Total debt			$1,987,163	$1,926,779
Minority interest			$30,442	$30,981
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$915,246	$913,308

Common shares and units outstanding			51,917	51,626
Share price, end of period			$49.00	$55.93

Total market capitalization			$4,706,096	$4,989,221
Total book capitalization			$2,932,851	$2,871,068

Debt to total market capitalization			42%	39%
Debt to total book capitalization			68%	67%
Debt to total assets, gross			57%	57%
Secured debt to total assets			5%	6%

COMMUNITY INFORMATION			9/30/08	9/30/07
Operating communities:
Wholly or Majority Owned Communities			75	79
Wholly or Majority Owned Units			22,126	22,041

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			7	10
Units			2,077	3,141

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	The YTD 2007 EPS and FFO totals include proceeds from a legal settlement related to Pinnacle Galleria.
(4)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2008

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2008	September 30, 2007

ASSETS
Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,839,588	$2,776,532
Construction in progress	311,412	307,534
Less: accumulated depreciation	(489,639)	(438,979)

	2,661,361	2,645,087

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,501	63,336

Real estate held for sale, net	80,574	49,024

Land under development	118,682	121,095

Total real estate portfolio	2,923,118	2,878,542

Cash	3,801	2,695
Other assets	81,216	68,195

TOTAL ASSETS	$3,008,135	$2,949,432

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,540,000
Unsecured line of credit	295,000	212,000
Mortgage loans	152,163	174,779
Accounts payable and accrued expenses	75,284	78,364

Total liabilities	2,062,447	2,005,143

Minority interests	30,442	30,981

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2008 and September 30, 2007, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 51,091,830 and 50,765,074 at September 30, 2008 and September 30, 2007, respectively.	511	508

Additional paid-in capital	914,665	912,730

Total shareholders’ equity	915,246	913,308

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,008,135	$2,949,432

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended September 30, 2008 and 2007

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 9/30/08	Quarter ended 9/30/07	Nine months ended 9/30/08	Nine months ended 9/30/07

REVENUE
Rental income	$85,776	$79,653	$252,008	$232,626
Ancillary income	3,638	3,522	10,580	10,261

Total revenue	89,414	83,175	262,588	242,887

EXPENSES
Real estate expenses	27,025	25,258	78,683	72,748
Depreciation	20,219	18,535	59,955	55,076
Interest expense	21,278	20,334	64,425	60,431
General and administrative	4,760	3,973	14,794	13,525

Total expenses	73,282	68,100	217,857	201,780

Other income	607	840	1,838	5,031

Income before minority interests, partnership income and discontinued operations	16,739	15,915	46,569	46,138

Minority interests	(580)	(570)	(1,741)	(1,719)
Partnership income	652	529	1,966	1,481

Income from continuing operations	16,811	15,874	46,794	45,900

Discontinued operations:
Discontinued operations, net (1)	2,881	3,302	8,958	9,273
Net gain on sales	24,820	39,249	24,820	39,249

Total discontinued operations	27,701	42,551	33,778	48,522

NET INCOME	$44,512	$58,425	$80,572	$94,422

Redemption related preferred stock issuance cost	—	2,768	—	2,768
Dividends attributable to preferred stock	2,953	4,232	8,859	13,169

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$41,559	$51,425	$71,713	$78,485

Net income per common share - basic	$0.81	$1.01	$1.41	$1.55

Net income per common share - assuming dilution	$0.80	$0.99	$1.38	$1.51

Weighted average shares outstanding - basic (2)	51,060	50,745	51,025	50,685

Weighted average shares outstanding - assuming dilution (2)	51,910	51,760	51,845	51,810

(1)	Details of net earnings from discontinued operations. For 2008, includes four operating properties held for sale as of September 30, 2008, one property sold in July 2008, and two properties sold in August 2008. The 2007 totals include the properties mentioned above and four properties sold in 2007.

	Quarter ended 9/30/08	Quarter ended 9/30/07	Nine months ended 9/30/08	Nine months ended 9/30/07

Rental and ancillary income	$4,612	$6,751	$15,400	$21,341
Real estate expenses	(1,731)	(2,395)	(5,594)	(7,810)
Depreciation	—	(908)	(813)	(3,620)
Interest expense	—	(146)	(35)	(638)

Income from discontinued operations, net	$2,881	$3,302	$8,958	$9,273

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	Sept. 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	Sept. 30, 2007

ASSETS
Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$2,839,588	$2,852,184	$2,841,107	$2,823,279	$2,776,532
Construction in progress	311,412	270,226	219,578	297,939	307,534
Less: accumulated depreciation	(489,639)	(474,726)	(455,282)	(458,474)	(438,979)

	2,661,361	2,647,684	2,605,403	2,662,744	2,645,087

Equity interests in real estate joint ventures:
Investments in rental properties	62,501	62,399	62,354	62,966	63,336

Real estate held for sale	80,574	113,034	112,337	30,548	49,024

Land under development	118,682	116,621	130,664	125,382	121,095

Total real estate portfolio	2,923,118	2,939,738	2,910,758	2,881,640	2,878,542

Cash	3,801	10,804	8,493	6,952	2,695
Other assets	81,216	67,815	63,559	65,068	68,195

TOTAL ASSETS	$3,008,135	$3,018,357	$2,982,810	$2,953,660	$2,949,432

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:

Unsecured senior notes	$1,540,000	$1,540,000	$1,540,000	$1,540,000	$1,540,000
Unsecured line of credit	295,000	312,000	265,000	205,000	212,000
Mortgage loans	152,163	152,816	162,300	174,082	174,779
Accounts payable and accrued expenses	75,284	83,272	74,272	80,406	78,364

Total liabilities	2,062,447	2,088,088	2,041,572	1,999,488	2,005,143

Minority interests	30,442	30,981	30,980	30,980	30,981

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	511	510	510	510	508
Additional paid-in capital	914,665	898,708	909,678	922,612	912,730

Total shareholders’ equity	915,246	899,288	910,258	923,192	913,308

TOTAL LIABILITIES AND EQUITY	$3,008,135	$3,018,357	$2,982,810	$2,953,660	$2,949,432

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007

REVENUE
Rental income	$85,776	$83,947	$82,284	$81,131	$79,653
Ancillary income	3,638	3,584	3,357	3,231	3,522

Total revenue	89,414	87,531	85,641	84,362	83,175

EXPENSES
Real estate expenses	$27,025	$25,854	$25,804	$24,487	$25,258
Depreciation	20,219	19,772	19,965	20,342	18,535
Interest expense	21,278	21,686	21,461	21,578	20,334
General and administrative	4,760	5,378	4,655	4,716	3,973

Total expenses	73,282	72,690	71,885	71,123	68,100

Other income	607	637	594	756	840

Income before minority interests, partnership income and discontinued operations	16,739	15,478	14,350	13,995	15,915

Minority interests	(580)	(580)	(580)	(560)	(570)
Partnership income	652	683	631	652	529

Income from continuing operations	16,811	15,581	14,401	14,087	15,874

Discontinued operations:
Discontinued operations, net (1)	2,881	3,321	2,758	2,865	3,302
Net gain on sales	24,820	—	—	16,708	39,249

Total discontinued operations	27,701	3,321	2,758	19,573	42,551

NET INCOME	$44,512	$18,902	$17,159	$33,660	$58,425

Redemption related preferred stock issuance cost	—	—	—	—	2,768
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	4,232

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$41,559	$15,949	$14,206	$30,707	$51,425

Net income per common share - basic	$0.81	$0.31	$0.28	$0.60	$1.01

Net income per common share - diluted	$0.80	$0.31	$0.28	$0.59	$0.99

Weighted average shares outstanding - basic	51,060	51,020	50,985	50,880	50,745

Weighted average shares outstanding - assuming dilution	51,910	51,580	51,580	51,705	51,760

(1)	Details of earnings from discontinued operations, net:

	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007

Rental and ancillary income	$4,612	$5,464	$5,324	$6,051	$6,751
Real estate expenses	(1,731)	(1,991)	(1,871)	(2,171)	(2,395)
Depreciation	—	(152)	(660)	(911)	(908)
Interest expense	—	—	(35)	(104)	(146)

Income from discontinued operations, net	$2,881	$3,321	$2,758	$2,865	$3,302

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$41,559	$15,949	$14,206	$30,707	$51,425
Add back/ exclude:
Depreciation from continuing operations	20,219	19,772	19,965	20,492	18,535
Depreciation from discontinued operations	—	152	660	761	908
Minority interests	580	580	580	560	570
Depreciation from unconsolidated entities	416	415	402	409	350
Net (gain) on sales	(24,820)	—	—	(16,708)	(39,249)
Less: Minority interests not convertible into common shares	(106)	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (1)	$37,848	$36,762	$35,707	$36,115	$32,433

Redemption related preferred stock issuance cost (2)	—	—	—	—	2,768

Weighted average shares and equivalents outstanding - assuming dilution	52,750	52,695	52,425	52,550	52,615
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.72	$0.70	$0.68	$0.69	$0.62
Redemption related preferred stock issuance cost (2)	$0.00	$0.00	$0.00	$0.00	$0.05

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

CAPITAL EXPENDITURES	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Recurring capital expenditures	$3,731	$5,867	$1,781	$5,477	$4,019

Average apartment units in period	22,490	22,680	22,250	22,188	22,240
Capital expenditures per apartment unit in period	$166	$259	$80	$247	$181
Capital expenditures per apartment unit-trailing four quarters	$752	$767	$771	$750	$691
Revenue enhancing rehabilitation costs	$4,371	$4,408	$3,796	$5,998	$7,066

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Revenues from continuing operations	$89,414	$87,531	$85,641	$84,362	$83,175
Revenues from discontinued operations	4,612	5,464	5,324	6,051	6,751

Total Revenues	$94,026	$92,995	$90,965	$90,413	$89,926

Real estate expenses-continuing operations	$27,025	$25,854	$25,804	$24,487	$25,258
Real estate expenses-discontinued operations	1,731	1,991	1,871	2,171	2,395

Total Real Estate Expenses	$28,756	$27,845	$27,675	$26,658	$27,653

Partnership and other income	$1,259	$1,320	$1,225	$1,408	$1,369

Total Net Operating Income	$66,529	$66,470	$64,515	$65,163	$63,642

Depreciation from continuing operations	$20,219	$19,772	$19,965	$20,342	$18,535
Depreciation from discontinued operations	—	152	660	911	908

Total Depreciation	$20,219	$19,924	$20,625	$21,253	$19,443

Interest from continuing operations	$21,278	$21,686	$21,461	$21,578	$20,334
Interest from dicontinued operations	—	—	35	104	146

Total Interest	$21,278	$21,686	$21,496	$21,682	$20,480

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2008 and 2007

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q3 2008	Q3 2007	% Change	Q3 2008	Q3 2007	% Change
California
San Diego	3,712	$16,682	$16,020	4.1%	$4,677	$4,265	9.7%
Inland Empire	2,981	11,031	10,895	1.2%	3,609	3,468	4.1%
Orange County	2,545	11,580	11,235	3.1%	3,392	3,207	5.8%
Los Angeles	2,075	10,067	10,137	-0.7%	3,067	3,030	1.2%
San Francisco	2,475	12,827	11,924	7.6%	3,166	3,218	-1.6%
Sacramento	1,152	3,760	3,735	0.7%	1,318	1,212	8.7%

Subtotal; California	14,940	$65,947	$63,946	3.1%	$19,229	$18,400	4.5%

Pacific Northwest
Seattle	3,211	12,420	11,578	7.3%	3,835	3,495	9.7%

Mountain/Desert Markets
Phoenix	902	2,457	2,535	-3.1%	1,045	1,058	-1.2%

Total Same-Store (1)	19,053	$80,824	$78,059	3.5%	$24,109	$22,953	5.0%

			Net Operating Income
	No. of Communities	No. of Units	Q3 2008	Q3 2007	% Change	% of Total
California
San Diego	12	3,712	$12,005	$11,755	2.1%	21.2%
Inland Empire	10	2,981	7,422	7,427	-0.1%	13.2%
Orange County	8	2,545	8,188	8,028	2.0%	14.4%
Los Angeles	10	2,075	7,000	7,107	-1.5%	12.3%
San Francisco	8	2,475	9,661	8,706	11.0%	17.0%
Sacramento	3	1,152	2,442	2,523	-3.2%	4.3%

Subtotal; California	51	14,940	$46,718	$45,546	2.6%	82.4%

Pacific Northwest
Seattle	12	3,211	8,585	8,083	6.2%	15.1%

Mountain/Desert Markets
Phoenix	2	902	1,412	1,477	-4.4%	2.5%

Total Same-Store (1)	65	19,053	$56,715	$55,106	2.9%	100.0%

	No. of Communities		Net Operating Income
		No. of units	Q3 2008	Q3 2007
“Non Same-Store” Summary
Development properties (2)	4	1,140	$3,524	$826
Rehabilitation properties (3)	2	699	2,239	1,738
Discontinued operations (4)	11	2,661	2,881	4,356
Joint venture income (5)	13	4,080	652	529
Commercial and Other (6)	n/a	n/a	(89)	247
Other income	n/a	n/a	607	840

Total Non Same-Store	30	8,580	$9,814	$8,536

Less Properties Sold 2007 & 2008	(7)	(1,427)
Total All Units / NOI	88	26,206	$66,529	$63,642

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting July 1, 2007
(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.
(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.
(4)	Includes results from four properties classified as held for sale as of September 30, 2008, three properties sold in 2008 and four properties sold in 2007.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended September 30, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2008 and 2007

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2008	YTD 2007	% Change	YTD 2008	YTD 2007	% Change
California
San Diego	3,712	$49,384	$46,923	5.2%	$13,442	$12,652	6.2%
Inland Empire	2,981	33,052	32,551	1.5%	10,286	9,717	5.9%
Orange County	2,545	34,357	33,496	2.6%	10,036	9,484	5.8%
Los Angeles	2,075	30,166	29,745	1.4%	9,199	8,782	4.7%
San Francisco	2,475	37,444	35,169	6.5%	9,427	9,131	3.2%
Sacramento	1,152	11,159	10,996	1.5%	3,781	3,563	6.1%

Subtotal; California	14,940	$195,562	$188,880	3.5%	$56,171	$53,329	5.3%

Pacific Northwest
Seattle	3,211	36,440	33,821	7.7%	10,915	10,612	2.9%

Mountain/Desert Markets
Phoenix	902	7,481	7,530	-0.7%	2,947	2,904	1.5%

Total Same-Store (1)	19,053	$239,483	$230,231	4.0%	$70,033	$66,845	4.8%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2008	YTD 2007	% Change	% of Total
California
San Diego	12	3,712	$35,942	$34,271	4.9%	21.2%
Inland Empire	10	2,981	22,766	22,834	-0.3%	13.4%
Orange County	8	2,545	24,321	24,012	1.3%	14.4%
Los Angeles	10	2,075	20,967	20,963	0.0%	12.4%
San Francisco	8	2,475	28,017	26,038	7.6%	16.5%
Sacramento	3	1,152	7,378	7,433	-0.7%	4.4%

Subtotal; California	51	14,940	$139,391	$135,551	2.8%	82.3%

Pacific Northwest
Seattle	12	3,211	25,525	23,209	10.0%	15.0%

Mountain/Desert Markets
Phoenix	2	902	4,534	4,626	-2.0%	2.7%

Total Same-Store (1)	65	19,053	$169,450	$163,386	3.7%	100.0%

			Net Operating Income
	No. of Communities	No. of units	YTD 2008	YTD 2007
“Non Same-Store” Summary
Development properties (2)	4	1,140	$7,996	$1,626
Rehabilitation properties (3)	2	699	6,620	4,504
Discontinued operations (4)	11	2,661	9,806	13,531
Joint venture income (5)	13	4,080	1,966	1,481
Commercial and Other (6)	n/a	n/a	(161)	623
Other income	n/a	n/a	1,838	5,031

Total Non Same-Store	30	8,580	$28,065	$26,796

Less Properties Sold 2007 & 2008	(7)	(1,427)
Total All Units / NOI	88	26,206	$197,515	$190,182

(1)	Consists of stabilized properties owned by BRE for at least seven full quarters, starting January 1, 2007
(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.
(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.
(4)	Includes results from four properties classified as held for sale as of September 30, 2008, three properties sold in 2008 and four properties sold in 2007.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the nine months ended September 30, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of September 30, 2008 and 2007

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q3’08	Q3’07	% Change	Q3’08	Q3’07	2008	2007
California
San Diego	3,712	$1,600	$1,548	3.4%	95.6%	95.6%	70%	70%
Inland Empire	2,981	1,343	1,353	-0.7%	93.7%	91.4%	66%	66%
Orange County	2,545	1,647	1,600	2.9%	95.1%	93.4%	54%	59%
Los Angeles	2,075	1,841	1,794	2.6%	94.7%	94.8%	63%	66%
San Francisco	2,475	1,859	1,777	4.6%	95.6%	95.5%	57%	59%
Sacramento	1,152	1,173	1,156	1.4%	94.7%	94.4%	65%	72%

Subtotal; California	14,940	$1,600	$1,560	2.6%	94.9%	94.2%	63%	65%

Pacific Northwest
Seattle	3,211	1,369	1,292	5.9%	95.5%	94.7%	58%	65%

Mountain/Desert Markets
Phoenix	902	947	1,021	-7.2%	93.9%	95.0%	62%	67%

Total/Average Same Store (4)	19,053	$1,530	$1,489	2.8%	95.0%	94.3%	62%	65%

(1)	Represents, by region, weighted average market level rents for the period.
(2)	Represents average physical occupancy for the quarter.
(3)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.
(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting July 1, 2007

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation, Held for Sale

and Joint Venture Communities - Q308 (5)

Number of Units
	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	—	916	—	304	—	1,220	$1,673	90.7%
San Diego	—	—	246	—	—	246	1,705	95.3%
San Francisco	—	224	453	560	—	1,237	1,513	94.0%
Sacramento	—	—	—	90	236	326	1,143	93.8%

Pacific Northwest
Seattle	—	—	—	280	—	280	929	95.6%

Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	879	93.8%
Denver	—	—	—	—	2,596	2,596	945	94.3%

Total/Average Non-Same Store	—	1,140	699	1,234	4,080	7,153	$1,190	93.6%

Total/Average Portfolio						26,206	$1,437	94.6%

(5)	Consists of communities acquired and development properties delivered or stabilized after July 1, 2007, two communities currently under rehabilitation, properties held for sale and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of September 30, 2008

(Dollar and share amounts in thousands)

			For the nine months ended September 30, 2008
FIXED RATE	Balance Outstanding September 30, 2008		Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000		4.63 years	5.58%	77.5%	44.0%
Secured	152,163		3.58 years	6.13%	7.7%	4.4%
Total fixed rate debt	$1,692,163		4.53 years	5.63%	85.2%	48.4%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	295,000		4.00 years	4.50%	14.8%	8.4%
Total variable rate debt	$295,000		4.00 years	4.50%	14.8%	8.4%

TOTAL DEBT	$1,987,163		4.45 years	5.46%	100.0%	56.8%
Ratio of debt to total market capitalization	42%
Interest expense coverage - YTD ‘08 (3)	2.8	x
Fixed charge coverage - YTD ‘08 (3)	2.5	x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2008	—	667	667
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	755,000	66,645	821,645
Thereafter	480,000	30,113	510,113

Total	$1,835,000	$152,163	$1,987,163

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST

	Qtr. Ended 9/30/2008	Qtr. Ended 9/30/2007
Interest capitalized	$5,443	$6,054

	YTD 9/30/2008	YTD 9/30/2007
Interest capitalized	$16,155	$18,190

SUMMARY OF COMMON SHARES

	Qtr. Ended 9/30/2008	Qtr. Ended 9/30/2007
Weighted Average
Weighted average shares outstanding (5)	51,060	50,745
Weighted average OP units	840	855
Dilutive effect of stock based awards	850	1,015

Diluted shares - FFO (6)	52,750	52,615
Less: Anti-dilutive OP Units (7)	(840)	(855)

Diluted shares - EPS(8)	51,910	51,760

	YTD 9/30/2008	YTD 9/30/2007
Weighted Average
Weighted average shares outstanding (5)	51,025	50,685
Weighted average OP units	845	880
Dilutive effect of stock based awards	820	1,125

Diluted shares - FFO (6)	52,690	52,690
Less: Anti-dilutive OP Units (7)	(845)	(880)

Diluted shares - EPS(8)	51,845	51,810

	As of 9/30/2008	As of 9/30/2007
Ending
Shares outstanding at end of period	51,092	50,781
OP units at end of period	825	845
Dilutive effect of stock based awards	821	1,127

Total	52,738	52,753

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2008	Qtr. Ended 9/30/2007
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	7,000

(1)	Includes $460 million in convertible senior notes with a coupon of 4.125%. GAAP cost will be adjusted during Q1'09 in accordance with APB 14-1.
(2)	At September 30, 2008 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the nine months ended September 30, 2008.
(4)	Includes the scheduled maturity of our unsecured line of credit. At September 30, 2008, the outstanding balance was $295 million.
(5)	Represents denominator for shares in the calculation of basic earnings per share.
(6)	Represents denominator for shares in the calculation of diluted FFO per share.
(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

September 30, 2008

(Dollar amounts in millions)

	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
CONSTRUCTION IN PROGRESS
5600 Wilshire
Los Angeles, CA	284	$127.6	$134.2	$6.6	Podium	4Q/2008	1Q/2009
Park Viridian
Anaheim, CA	320	75.0	89.2	14.2	Podium	1Q/2009	4Q/2009
Taylor 28 Apartments
Seattle, WA	197	38.7	59.8	21.1	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	43.1	83.7	40.6	Podium	3Q/2009	1Q/2010
Crossings
Santa Clara, CA	270	27.0	89.7	62.7	Podium	2Q/2010	3Q/2010

Total CIP	1,367	$311.4	$456.6	$145.2

	Number of Units	Cost Incurred		Estimated Cost	Estimated Const. Start	Product Type
LAND OWNED (4)
Wilshire La Brea (5)
Los Angeles, CA	470	$83.0		$295.0	2H/2009	Podium
Pleasanton
Pleasanton, CA	240	12.6		72.1	2H/2010	Garden
Stadium Park II
Anaheim, CA	TBD	23.1		TBD	TBD	Wrap

Total Land Owned	710	$118.7	[0]	$367.1

Projected Average Composite Yield Upon Stabilization (6)		7.00%		for CIP and Land Owned

	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Product Type
LAND UNDER CONTRACT (7)
Pasadena II, CA	212	$4.6	$87.6	Podium
Mercer Island, WA	166	3.2	50.1	Podium
Walnut Creek, CA	361	4.9	126.0	Podium
Sunnyvale, CA	338	2.2	125.4	Wrap
San Jose, CA	288	1.8	116.1	Podium
Riverside, CA	TBD	4.6	TBD	Garden

Total	1,365	$21.3	$505.2

(1)	Reflects all recorded costs incurred as of September 30, 2008, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress
(5)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(6)	Stabilization defined as economic stabilization; community leased to a stabilized level of occupancy (93%-95%) and all leasing concessions eliminated.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q3	Q2	Q1	Q4	Q3
	2008	2008	2008	2007	2007
California
San Diego	1.4%	1.3%	0.6%	0.8%	2.7%
Inland Empire	-0.5%	1.5%	1.4%	-1.2%	-0.4%
Orange County	1.3%	0.8%	1.5%	-0.6%	0.2%
Los Angeles	0.3%	-0.3%	-0.3%	-0.5%	1.3%
San Francisco	3.2%	2.0%	0.3%	1.7%	3.0%
Sacramento	0.3%	2.7%	-0.5%	-1.4%	2.0%

Subtotal; California	1.1%	1.2%	0.6%	0.1%	1.7%

Pacific Northwest
Seattle	2.6%	1.6%	2.8%	0.1%	2.2%

Mountain/Desert Markets
Phoenix	-4.9%	5.9%	-0.3%	-3.5%	-0.2%

Total Same Store	1.2%	1.4%	0.9%	0.0%	1.7%

EXPENSES (1)

	Q3	Q2	Q1	Q4	Q3
	2008	2008	2008	2007	2007
California
San Diego	5.6%	2.2%	-7.8%	10.3%	-0.1%
Inland Empire	6.9%	1.9%	7.4%	-3.4%	7.0%
Orange County	1.9%	0.3%	-0.9%	4.4%	3.4%
Los Angeles	1.0%	-1.9%	18.7%	-14.0%	3.5%
San Francisco	1.6%	-1.0%	7.0%	-7.9%	8.7%
Sacramento	11.8%	-8.3%	8.8%	0.6%	2.0%

Subtotal; California	4.2%	-0.1%	3.6%	-0.9%	4.0%

Pacific Northwest
Seattle	8.7%	-0.7%	1.0%	0.7%	-3.5%

Mountain/Desert Markets
Phoenix	10.1%	-0.3%	22.0%	-26.2%	13.8%

Total Same Store	5.1%	-0.2%	3.8%	-1.8%	3.2%

NET OPERATING INCOME

	Q3	Q2	Q1	Q4	Q3
	2008	2008	2008	2007	2007
California
San Diego	-0.2%	1.0%	4.0%	-2.6%	3.8%
Inland Empire	-3.8%	1.3%	-1.0%	-0.3%	-3.4%
Orange County	1.0%	1.0%	2.6%	-2.5%	-1.1%
Los Angeles	0.0%	0.5%	-6.9%	5.0%	0.5%
San Francisco	3.7%	3.1%	-1.9%	5.5%	0.8%
Sacramento	-4.9%	8.6%	-5.0%	-2.3%	2.1%

Subtotal; California	0.0%	1.8%	-0.5%	0.5%	0.7%

Pacific Northwest	0.1%	2.5%	3.7%	-0.2%	4.9%
Seattle

Mountain/Desert Markets
Phoenix	-13.6%	9.9%	-10.8%	12.7%	-8.2%

Total Same Store	-0.4%	2.1%	-0.2%	0.7%	1.0%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Net Asset Value Calculation, Annualized Q3 2008

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 5.65% (1)

	Calculation per Actual-Q3 ‘08	Adjustments		As Adjusted

Annualized revenues and expenses:
Current rental revenues	$343,104			$343,104
Partnership and ancillary revenues	17,160			17,160

Total real estate revenues	$360,264	$(17,895	)(3)	$342,369

Total real estate expenses	(108,100)	5,942	(3)	(102,158)

Annualized real estate net operating income	$252,164	$(11,953)		$240,211

Real estate asset value	$4,463,080			$4,251,522

Value of other assets:
Properties acquired @ 1.0x cost	—	—		—
Construction in progress @ 1.35x cost (2)	420,406	334,671	(3)	755,077
Land under development @1.20x cost	142,418	—		142,418
Market value of assets held for sale	163,511			163,511
Receivables and other assets, tangible	61,274			61,274
Other liabilities and nonconvertible minority interest	(83,391)			(83,391)

Total value of other assets	$704,218	$334,671		$1,038,889

Value of all assets:
Real estate asset value	$4,463,080			$4,251,522
Value of other assets	704,218			1,038,889

Total asset value	$5,167,298			$5,290,411

Debt and preferred equity:
Mortgage loans	$152,163			$152,163
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	295,000			295,000
Secured line of credit	—			—
Perpetual preferred stock	175,000			175,000

Total debt and preferred	$2,162,163			$2,162,163

Current equity value	$3,005,135			$3,128,248

Common shares outstanding	51,025			51,025
Operating partnership units	845			845
Dilution from stock based awards	820			820

Diluted shares/OP units outstanding	52,690			52,690

CURRENT NET ASSET VALUE PER SHARE	$57.03			$59.37

1 Market cap rates	3Q’07 Reporting	Current range
San Francisco	4.00% - 4.75%	5.00% - 5.50%
San Diego	4.75% - 5.75%	5.25% - 5.75%
Los Angeles	4.25% - 5.25%	5.25% - 5.75%
Orange County	4.25% - 5.25%	5.25% - 5.75%
Inland Empire	4.75% - 5.50%	6.25% - 6.75%
Sacramento	5.25% - 6.00%	6.25% - 6.75%
Seattle	4.50% - 5.75%	5.25% -6.00%
Phoenix	5.00% - 6.00%	6.25% - 7.00%
Denver	5.00% - 5.75%	5.75% - 6.25%

Weighted average range	4.45% - 5.50%	5.40% - 5.95%
Weighted average mid point	4.97%	5.65%

NAV Sensitivity
Cap Rate	$NAV /Share
5.775%	$57.62
5.65%	$59.37
5.525%	$61.20

1	The NAV calculation uses a cap rate of 5.65%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.
2	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.
3	Represents adjustments for three development communities which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $12M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 09/30/08	Quarter Ended 09/30/07	Nine Months Ended 09/30/2008	Nine Months Ended 09/30/2007
Net income available to common shareholders	$41,559	$51,425	$71,713	$78,485
Depreciation from continuing operations	20,219	18,535	59,955	55,076
Depreciation from discontinued operations	—	908	813	3,620
Minority interests	580	570	1,741	1,719
Depreciation from unconsolidated entities	416	350	1,233	876
Net gain on investments	(24,820)	(39,249)	(24,820)	(39,249)
Less: Minority interests not convertible to common	(106)	(106)	(318)	(316)

Funds from operations	$37,848	$32,433	$110,317	$100,211

Diluted shares outstanding - EPS (1)	51,910	51,760	51,845	51,810
Net income per common share - diluted	$0.80	$0.99	$1.38	$1.51

Diluted shares outstanding - FFO (1)	52,750	52,615	52,690	52,690
FFO per common share - diluted	$0.72	$0.62	$2.09	$1.90

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 9/30/08	Quarter ended 9/30/07	Nine Months Ended 09/30/2008	Nine Months Ended 09/30/2007
Net income available to common shareholders	$41,559	$51,425	$71,713	$78,485
Interest, including discontinued operations	21,278	20,480	64,460	61,069
Depreciation, including discontinued operations	20,219	19,443	60,768	58,696

EBITDA	83,056	91,348	196,941	198,250
Minority interests	580	570	1,741	1,719
Net gain on sales	(24,820)	(39,249)	(24,820)	(39,249)
Dividends on preferred stock	2,953	4,232	8,859	13,169
Other expenses	—	—	—	—
Galleria Settlement	—	—	—	(1,900)
Redemption related to preferred stock issuance cost	—	2,768	—	2,768

Adjusted EBITDA	$61,769	$59,669	$182,721	$174,757

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 9/30/08	Quarter ended 9/30/07	Nine Months Ended 09/30/2008	Nine Months Ended 09/30/2007
Net income available to common shareholders	$41,559	$51,425	$71,713	$78,485
Interest, including discontinued operations	21,278	20,480	64,460	61,069
Depreciation, including discontinued operations	20,219	19,443	60,768	58,696
Minority interests	580	570	1,741	1,719
Net gain on sales	(24,820)	(39,249)	(24,820)	(39,249)
Dividends on preferred stock	2,953	4,232	8,859	13,169
General and administrative expense	4,760	3,973	14,794	13,525
Other expenses	—	—	—	—
Redemption related to preferred stock issuance cost	—	2,768	—	2,768

NOI	$66,529	$63,642	$197,515	$190,182

Less Non Same-Store NOI	9,814	8,536	28,065	26,796

Same-Store NOI	$56,715	$55,106	$169,450	$163,386